UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2023, Alkermes Pharma Ireland Limited (the “Seller”), an indirect wholly-owned subsidiary of Alkermes plc (together with its subsidiaries, the “Company”), entered into an asset purchase agreement (the “Purchase Agreement”) with Novo Nordisk Production Ireland Limited (the “Purchaser”) and Novo Nordisk A/S (the “Purchaser Guarantor” and, collectively with the Seller and the Purchaser, the “Parties”). Under the Purchase Agreement, the Seller agreed to sell and transfer to the Purchaser, and the Purchaser agreed to purchase and assume liabilities related to, the Company’s development and manufacturing facility located in Athlone, Ireland (the “Athlone Facility”) and certain assets used in the operation or functioning of the Athlone Facility for an aggregate cash purchase price of $92.5 million (subject to adjustment in accordance with the terms of the Purchase Agreement, the “Purchase Price,” and the purchase and sale transactions under the Purchase Agreement collectively, the “Transaction”). Pursuant to the terms of the Purchase Agreement, the Purchaser Guarantor has agreed to guarantee the Purchaser’s obligations to pay the Purchase Price.

In connection with the Transaction, approximately 400 employees of the Seller will transfer to the Purchaser upon the closing of the Transaction (the “Closing”).

Pursuant to the Purchase Agreement, the Parties and/or certain of their affiliates, as applicable, will enter into, in connection with the Closing, certain ancillary agreements, including, among others, a land sale contract, a transitional services agreement, and agreements under which the Purchaser will continue certain development and manufacturing work currently performed at the Athlone Facility for a period of time after the Closing, which work may continue through the end of 2025.

The Purchase Agreement contains customary warranties and covenants by and to the Parties, including indemnification obligations for, among other matters, breaches or failure to perform warranties or covenants and for certain liabilities or claims, in each case subject to the terms set forth in the Purchase Agreement.

The Closing, expected to occur in mid-2024, is subject to certain closing conditions set forth in the Purchase Agreement.

The warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and the transactions contemplated thereby and solely for the benefit of the Parties, and may be subject to qualifications or limitations agreed by the Parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purposes of allocating risk between the Parties rather than establishing matters as facts. Accordingly, the foregoing description of the Purchase Agreement is only intended to provide investors with information regarding the terms of the Purchase Agreement, and investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or the condition of the Seller and should read the foregoing description of the Purchase Agreement, including such warranties and covenants or any descriptions thereof, in conjunction with the disclosures in the Company’s periodic reports and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2023.

Item 7.01 Regulation FD Disclosure.

On December 14, 2023, the Company issued a press release announcing entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Alkermes plc dated December 14, 2023.
104	Cover page interactive data file (embedded within the Inline XBRL document).

Note Regarding Forward-Looking Statements

Certain statements set forth or incorporated by reference in Item 1.01 above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, statements regarding the Company’s expectations related to the Closing, including the anticipated timing thereof, the ancillary agreements to be entered into and other conditions to consummation of the Closing. Investors are cautioned that forward-looking statements are inherently subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statements, including, among others, that the Transaction may involve unexpected costs, liabilities or delays; that a condition to the Closing may not be satisfied or waived in a timely manner or at all and may result in the Closing being delayed or not occurring; that a Party may terminate the Purchase Agreement prior to the Closing; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained or incorporated by reference in Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: December 14, 2023	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary